SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  March 15, 2006
(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Backed Securities Trust 2006-AB1 Mortgage Pass-Through Certificates, Series 2006-AB1)

MASTR ASSET BACKED SECURITIES TRUST 2006-AB1
(Exact name of Issuing Entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Depositor as specified in its charter)

UBS REAL ESTATE SECURITIES INC.
(Exact name of Sponsor as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-124678	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its MASTR Asset Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-124678) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $578,687,552 aggregate principal amount of Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates of its MASTR Asset Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1 on February 28, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 2, 2005, as supplemented by the Prospectus Supplement dated February 27, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2006, among Mortgage Asset Securitization Transactions, Inc., in its capacity as depositor (the “Depositor”), UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”) and as custodian (in such capacity, the “Custodian”), and U.S. Bank National Association, as trustee (the “Trustee”).  The Certificates consist of the following classes: Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class CE, Class P, Class A-LR and Class A-UR. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain fixed rate loans secured by first lien on Mortgaged Properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $578,692,896 as of February 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of February 1, 2006, between the Depositor and the Transferor.

99.2

Seller’s Warranties and Servicing Agreement, dated as of November 1, 2005, between UBS Real Estate Securities, Inc., as purchaser, and Wells Fargo Bank, N.A., as company.

99.3

Assignment, Assumption and Recognition Agreement, dated as of February 28, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee, and Wells Fargo Bank, N.A., as company.

99.4

Interest Rate Cap Contracts, dated as of February 28, 2006, between Bear Stearns Financial Products Inc. and Wells Fargo Bank, N.A. as trust administrator, and Novation confirmation, among UBS AG, acting through its London branch, Wells Fargo Bank, N.A. as trust administrator, Bear Stearns Bank PLC and Bear Stearns Financial Products Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/     Sameer Tikoo___________________

Name:

Sameer Tikoo

Title:

Associate Director

By: /s/     Peter Slagowitz__________________

Name:

Peter Slagowitz

Title:

Managing Director

Dated:  March 15, 2006

Exhibit Index

Exhibit No.

4.1

Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of February 1, 2006, between the Depositor and the Transferor.

99.2

Seller’s Warranties and Servicing Agreement, dated as of November 1, 2005, between UBS Real Estate Securities, Inc., as purchaser, and Wells Fargo Bank, N.A., as company.

99.3

Assignment, Assumption and Recognition Agreement, dated as of February 28, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee, and Wells Fargo Bank, N.A., as company.

99.4

Interest Rate Cap Contracts, dated as of February 28, 2006, between Bear Stearns Financial Products Inc. and Wells Fargo Bank, N.A. as trust administrator, and Novation confirmation, among UBS AG, acting through its London branch, Wells Fargo Bank, N.A. as trust administrator, Bear Stearns Bank PLC and Bear Stearns Financial Products Inc.

MCKEE NELSON LLP

1 Battery Park Plaza, 34th Floor

New York, New York  10004

Telephone:  (917) 777-4200

Facsimile:  (917) 777-4299

March 15, 2006

BY MODEM

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:

Mortgage Asset Securitization Transactions, Inc.

MASTR Asset Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1

Ladies and Gentlemen:

On behalf of Mortgage Asset Securitization Transactions, Inc. (the “Company”), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K, for filing of the Pooling and Servicing Agreement and other operative agreements executed in connection with the above-referenced transaction.

Very truly yours,

_/s/ Hays Ellisen

Hays Ellisen

Enclosure